UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2006
KCS Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13781	22-2889587
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

5555 San Felipe Road, Suite 1200
Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 877-8006
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Regulation FD Disclosure.
     On April 28, 2006, KCS Energy, Inc. (“KCS”) distributed to its shareholders a letter from its Chairman and Chief Executive Officer (the “Letter to Shareholders”) transmitting the 2005 Annual Report of KCS referring to the previously announced Agreement and Plan of Merger between KCS and Petrohawk Energy Corporation and announcing KCS’ decision to postpone its annual meeting of shareholders. A copy of the Letter to Shareholders is furnished and attached as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit Number	Description

Exhibit 99.1	Letter to Shareholders of KCS Energy, Inc. dated April 28, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KCS ENERGY, INC.
Date: April 28, 2006	/s/ Frederick Dwyer
Frederick Dwyer
Vice President, Controller and Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Letter to Shareholders of KCS Energy, Inc. dated April 28, 2006